UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2006

DOBSON COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	000-29225 (Commission File Number)	73-1513309 (I.R.S. Employer Identification No.)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment to Purchase and License Agreement

     This Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K dated August 29, 2006.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:

10.1†	Amendment No. 3 to Purchase and License Agreement Between Dobson Communications Corporation and Nortel Networks Inc. dated as of August 29, 2006.

†	Confidential treatment has been requested for a portion of this document.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION

Date: November 7, 2006	By:	/s/ Ronald L. Ripley

Name: Ronald L. Ripley
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1†	Amendment No. 3 to Purchase and License Agreement Between Dobson Communications Corporation and Nortel Networks Inc. dated as of August 29, 2006.

†	Confidential treatment has been requested for a portion of this document